UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant	☐

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☐Definitive Proxy Statement

☒Definitive Additional Materials

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AssetMark Financial Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASSETMARK FINANCIAL HOLDINGS, INC. 1655 GRANT STREET, 10TH FLOOR CONCORD, CA 94520

Your Vote Counts!

ASSETMARK FINANCIAL HOLDINGS, INC.

2022 Annual Meeting

Vote by June 05, 2022

11:59 PM ET

You invested in ASSETMARK FINANCIAL HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 06, 2022.

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users

Point your camera here and vote without entering a

control number

Vote Virtually at the Meeting*

June 06, 2022

1:00 PM PDT

Virtually at:

www.virtualshareholdermeeting.com/AMK2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items                                                                      Board Recommends

1.Election of Directors

Nominees:

01)Xiaoning Jiao  02) Natalie Wolfsen   03) Yi Zhou                          FOR

2. Ratification of the selection of KPMG LLP as AssetMark Financial Holdings,

Inc.'s independent registered account firm for the fiscal year ending December

31, 2022.                                                                         FOR

NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof.

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